UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
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145810-2

Dear Shareholder:

On January X, 2006, the TIAA-CREF Institutional Mutual Funds will hold a special meeting of the shareholders of its International Equity, Large-Cap Value, Small-Cap Equity, Real Estate Securities, Social Choice Equity, Bond, Inflation-Linked Bond and Money Market Funds.

The purpose of this meeting is to vote on a proposed new investment management agreement with Teachers Advisors, Inc. (the “Advisor”), the current investment advisor to these Funds. This proposal is the same as the proposal for these eight Funds originally presented for shareholder approval in a proxy statement dated July 5, 2005, and voted on at a special shareholder meeting on August 31, 2005.

Because approval of the proposed agreement is vital to the future operation of these Funds, and because some shareholders have indicated a willingness to re-examine their vote if given more time to fully consider the proposal, the Advisor has recommended, and we have agreed, to provide a second opportunity to do so. As before, we, the Funds’ independent Board of Trustees, unanimously recommend that you vote “FOR” the new investment management agreement.

As explained in the original proxy materials, the proposed new investment management agreement would help ensure that the Funds remain fairly and competitively priced and continue to serve shareholder needs, while also providing a sustainable fee and expense structure that enables the Advisor to continue managing the Funds. It’s important for you to understand that although the new agreement would result in higher advisory fees, the Funds would remain competitive with the lower-priced offerings in the industry.

In submitting this proposal to you a second time, we want to offer additional perspective on both the proposal itself and on the careful deliberative process that led to the Board’s unanimous recommendation so that you have a fuller understanding of these matters and can make an informed decision.

•	Thorough, independent review of the proposal. The Board of Trustees of the TIAA-CREF Institutional Mutual Funds is completely independent of the management of the Advisor. In considering the proposal, the Board conducted a comprehensive review process that began in December 2004 and concluded in May 2005. We questioned the Advisor rigorously and compared the Funds’ performance and expenses with those of competing funds, using data supplied by Lipper, Inc., widely recognized as a leading independent provider of investment company data. In addition, we had the benefit of independent legal counsel throughout our deliberations.

•	Benefits of the proposal. As a result of our in-depth review, we determined that the proposal would benefit shareholders because it enables the Funds’ Advisor to:
—	Continue to manage the day-to-day business affairs of the Funds;
—	Retain and attract highly qualified investment professionals;
—	Increase the capacity of its investment management staff and expand the depth and scope of its analysts’ coverage; and
—	Continue to offer a high level of service to shareholders.

•	Potential consequences if proposal is not approved. If shareholders do not approve the proposed new investment management agreement, the Advisor has informed the Board that it may no longer be able to serve in its advisory role to the Funds. In that case, the Advisor will recommend other possible courses of action, including closing the Funds to new investments or liquidating them, which could have negative consequences for shareholders. The Board would consider the Advisor’s recommendations, along with all other possible alternatives, in determining a course of action that would be in the best interests of Fund shareholders.

•	Fiduciary responsibility and ongoing oversight. The Board has a fiduciary responsibility to protect shareholder interests, which includes ensuring that all fees are appropriate, fair, and conducive to the efficient and effective operation of the Funds. If the proposed fee increases are approved by shareholders, the Board will review the Advisor’s profitability levels during its annual review of the Funds’ management arrangements to ensure that the fees and any profits earned by the Advisor remain reasonable in light of the Funds’ asset levels and performance.

In conclusion, the Board remains unanimous in its support of the proposal because we are convinced that its approval represents the best possible outcome for shareholders. We urge you to read the information on the following pages carefully, along with the enclosed proxy statement, and vote “FOR” the new investment management agreement.

The Board of Trustees
TIAA-CREF Institutional Mutual Funds

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

Special Shareholder Meeting • January X, 2006

Important Voting Information for Shareholders

The TIAA-CREF Institutional Mutual Funds (the “Institutional Funds”) will hold a special meeting of the shareholders of its International Equity, Large-Cap Value, Small-Cap Equity, Real Estate Securities, Social Choice Equity, Bond, Inflation-Linked Bond and Money Market Funds on January X, 2006, to consider and vote on an important proposal affecting these Funds. As a shareholder of record as of October 31, 2005, you are entitled to vote on this proposal, and your Board of Trustees urges you to do so.

YOUR VOTE IS IMPORTANT

The following Q&A provides a summary of the proposal and describes the convenient options available for voting your shares. (For a complete discussion of the proposal, please see the enclosed proxy statement.) To help reach the level of shareholder participation required, please vote today, even if you plan to attend the special meeting on January X. Simply follow the instructions on the enclosed proxy card(s) and choose the voting method that works best for you— Internet, telephone or mail. Your prompt action will ensure your voice is heard, so vote your shares now!

1. What proposal am I being asked to consider?
You are being asked to approve the adoption of a new investment management agreement that would apply to each of the following TIAA-CREF Institutional Mutual Funds: International Equity; Large-Cap Value; Small-Cap Equity; Real Estate Securities; Social Choice Equity; Bond; Inflation-Linked Bond; and Money Market Funds. This proposal, which would result in higher advisory fees for these eight Funds, is the same as the proposal for these Funds originally presented for shareholder approval in a proxy statement dated July 5, 2005, and voted on at a special shareholder meeting on August 31, 2005.

2. Why has this proposal been resubmitted to shareholders?
In the original proxy vote, shareholders of 21 Funds offered by TIAA-CREF Institutional Mutual Funds approved a new investment management agreement with Teachers Advisors, Inc. (the “Advisor”), the current investment advisor to the Funds. Although many individual Fund shareholders supported the proposal, it was not approved for the eight Funds listed above, primarily as a result of the voting by a few large, institutional shareholders. However, because some of these shareholders have indicated a willingness to re-examine their vote if given more time to fully consider the proposal, the Advisor has recommended, and the Funds’ independent Board of Trustees has agreed, to provide a second opportunity to vote on it.

3. The Growth Equity Fund was among the Institutional Funds included in the original proxy vote. Why is it not part of this second vote?
In the original vote, shareholders of the Growth Equity Fund did not approve the proposed new investment management agreement. The Advisor determined, and the Board concurred,

that shareholders of this Fund were unlikely to change their votes. In addition, as noted in the original proxy statement, the Advisor had previously committed not to raise the advisory fee rate on the Growth Equity Fund until April 2007. For these reasons, the Growth Equity Fund is not part of the current proxy solicitation.

4. I voted on this proposal during the original proxy vote held last August. Do I need to vote again?
Yes. We are holding a new meeting to consider this proposal, with a new shareholder record date. Any vote that you cast on this proposal for the prior meeting does not count for this meeting, and you will need to vote again.

5. What will happen if shareholders do not approve the new investment management agreement?
The Advisor has indicated that it may not be able to continue in its advisory role to the eight Funds unless the new investment management agreement is approved, since the fees under the current agreement are not adequate to cover the costs of operating the Funds. If the new agreement is not approved, the Advisor may recommend to the Board of Trustees other possible courses of action, including a likely series of steps that could have negative consequences for shareholders:

•	First, the Funds would be closed to new investments.
•	Second, subject to shareholder approval, the Advisor would seek to merge the Funds into new funds with the same objectives, strategies and portfolio management, but with higher fee rates comparable to those specified in the proposed new investment management agreement.
•	Finally, if shareholders were to reject this proposed future merger, the Funds might ultimately be liquidated, which could have negative tax consequences for shareholders.

The Board would consider the Advisor’s recommendations, along with all other possible alternatives, in determining a course of action that is in the best interests of Fund shareholders.

6. How will shareholders be affected if any of the Funds need to be closed or liquidated?
Either of these actions could have serious consequences for shareholders. Closing any of the Funds to new investments would likely result in a decline in the Fund’s total assets under management. This would reduce the Fund’s current economies of scale and make the effective management of the Fund more difficult. Liquidating any of the Funds could result in the sale of some holdings at prices disadvantageous to investors. Additionally, liquidation could result in unexpected capital gains distributions to investors, which could have adverse tax consequences for many of them. The Funds’ Board of Trustees believes that approval of the new investment management agreement is a better outcome for shareholders than closing or liquidating the Funds.

7. Has the Board of Trustees approved this proposal?
Yes. At a meeting held on May 17, 2005, the Board of Trustees of the TIAA-CREF Institutional Mutual Funds unanimously approved the Advisor’s recommended proposal listed above and described in full in the enclosed proxy statement. On October 26, 2005, the Board unanimously approved the Advisor’s recommendation to resubmit the same proposal to shareholders.

8. How does the Board of Trustees suggest that I vote?
The Board unanimously recommends that all eligible shareholders vote “FOR” the proposal. In addition, at the time of the original proxy vote on this proposal, Institutional Shareholder Services (ISS) also recommended that shareholders vote “FOR” the new investment management agreement. ISS is recognized as a leading independent proxy advisory firm whose recommendations are relied upon by major institutional investment firms, mutual funds, and other fiduciaries.

9. I have other accounts with TIAA-CREF. Will they be affected by this proposal?
No. The specific proposals affect only the eight TIAA-CREF Institutional Mutual Funds specified in the enclosed proxy statement. They do not affect any of the following TIAA-CREF products:

•	College Retirement Equities Fund (CREF) investment accounts;
•	TIAA Real Estate Account;
•	TIAA Traditional Annuity;
•	After-tax annuities;
•	Variable life insurance products; or
•	Other funds of the TIAA-CREF Institutional Mutual Funds that are not being resolicited for a vote.

While not the subject of this proxy vote, the Advisor is expected to recommend that the TIAA-CREF Mutual Funds — a separate fund family designed primarily for retail investors — be consolidated with the TIAA-CREF Institutional Mutual Funds in the near future if this vote is successful. If and when this proposed consolidation is approved, the TIAA-CREF Mutual Funds would be merged into a corresponding TIAA-CREF Institutional Mutual Fund and would become subject to the fee and expense structure of that Fund.

10. Why is the investment management agreement being changed?
Since the Funds were established, the Advisor has been committed to providing high-quality investment management services at a low cost to shareholders. However, it has become clear that the Advisor set its fees too low to continue to cover its costs of operating the Funds. As a result, the Advisor has always operated the Funds at a loss. Despite these annual losses, the Advisor has not requested a fee increase since the Funds’ inception in 1999. It has become clear that this situation cannot be sustained, particularly in light of continued escalating costs related to increased compliance, regulatory, and reporting requirements, as well as intensified competition for investment management talent.

The proposed new investment management agreement with the Advisor is designed to provide a reasonable and sustainable fee and expense structure for the Funds while maintaining overall expenses at levels that are competitive with those of other low-cost providers in the mutual fund industry. In addition, the proposed fee increase would give the Advisor the flexibility and means to increase the capacity of its investment management staff, expand the depth and scope of analyst coverage, and attract and retain highly qualified investment management professionals in a competitive environment — all of which would enhance the Advisor’s ability to seek favorable investment returns for shareholders.

11. How will the new investment management agreement affect the Funds?
For each of the eight Funds, the new investment management agreement will raise advisory fees.

12. How will TIAA-CREF’s proposed fund fees compare to those of other companies?
Even after adopting the higher fees, the Funds would remain competitive with the lower-priced offerings in the industry. (Please see pages XX-XX of the proxy statement for a comparison of each Fund’s total expenses to those of similar funds in its industry peer group.)

13. Is TIAA-CREF still committed to being a low-cost, high-value provider?
Yes. TIAA-CREF is committed to operating low-cost, high-value mutual funds for all shareholders. For this reason, the proposal to raise advisory fees on the actively managed Institutional Mutual Funds was made only after thorough and deliberate consideration of shareholders’ interests by the Funds’ Board of Trustees. The Board determined that the current level of fees being charged was too low for the Advisor to sustain and that the proposed increase in fees would not unduly benefit the Advisor at the expense of Fund shareholders. As part of its ongoing oversight of the Funds, the Board of Trustees will annually monitor the level of fees and the Advisor’s profits generated by the new agreement to ensure that they are reasonable.

14. As a shareholder, how will I benefit from the new investment management agreement?
The Board of Trustees has determined that the new investment management agreement is fair and reasonable to the Funds and to shareholders because it would:

•	Enable the Funds’ investment advisor to continue to offer you and other shareholders the high-quality service you have come to expect from TIAA-CREF, and to expand these shareholder services;
•	Allow the Advisor to continue to retain and attract talented investment professionals and add new investment management personnel, which would benefit the Advisor’s overall investment management program; and
•	Help ensure that the TIAA-CREF organization can continue to offer the Funds while remaining competitive with other low-cost providers in our industry.

15. In addition to this specific proposal, does TIAA-CREF have an overall long-term plan for its mutual fund offerings?
TIAA-CREF is committed to operating low-cost, high-value mutual funds for all shareholders. Approval of the new investment management agreement is an essential first step in a broader effort to restructure and enhance TIAA-CREF’s mutual fund offerings so that the funds remain fairly and competitively priced for shareholders and continue to serve shareholder needs.

Assuming the new investment management agreement is approved, a planned second step, while not part of this proxy vote, would be the consolidation of the TIAA-CREF Mutual Funds into the TIAA-CREF Institutional Mutual Funds in the near future. If and when this proposed consolidation is approved, it would result in a streamlined fund family with greater efficiency, consistent pricing and improved economies of scale — all of which would permit the Funds to better serve your investment needs. As mentioned previously, if the new investment management agreement is not approved, the Advisor may create new funds with the same objectives, strategies and portfolio management as these eight Funds (but with the higher advisory fees specified in the enclosed proxy statement), into which the existing eight Funds may be merged, subject to shareholder approval. If these mergers are not approved, the Funds might then be liquidated.

16. When will the proposed change take effect?
If approved by shareholders, changes to the investment management agreement would likely be implemented by February 1, 2006.

17. What level of shareholder support is needed to approve the proposal?
Approval of the new investment management agreement requires the lesser of (1) more than 50 percent of the total outstanding shares of the respective Funds or (2) at least 67 percent of the shares present at the respective shareholders’ meetings, either in person or by proxy, if more than 50 percent of the outstanding shares are represented.

18. Who is entitled to vote on these changes?
For each of the eight Funds, all shareholders of record as of October 31, 2005, are eligible to vote on this proposal and are urged to do so.

19. Who is bearing the costs associated with conducting this second proxy vote?
All expenses associated with this proxy vote, including the costs of holding the shareholder meeting and soliciting shareholders, are being borne by the Advisor, and not by any of the Institutional Funds.

20. When and where is the special shareholders’ meeting?
The special meeting of the shareholders of the TIAA-CREF Institutional Mutual Funds has been scheduled for January X, 2006, at X:XX p.m., at 730 Third Avenue, 17th Floor, New York, New York.

21. What method of voting may I use?
Simply select the voting format that you find most convenient:

•	Telephone (automated service): Call the toll-free number shown on your proxy card(s) and follow the recorded instructions

•	Telephone (to speak to a representative of D.F. King & Co., the Funds’ proxy solicitor): 800 755-7250 (toll free)

•	Internet: Access the Web site shown on your proxy card(s) and follow the online instructions

•	Mail: Complete and return the enclosed proxy card(s)

•	In person: Attend the special shareholder meeting on January XX, 2006

Whichever method you choose, please be sure to cast your vote as soon as possible. Even if you plan to attend the special shareholder meeting, you can vote in advance using one of the other methods.

22. Who should I call if I have additional questions?
If you have questions related to the proxy material or need assistance in voting your shares, please contact D.F. King & Co., the Funds’ proxy solicitor, toll free at 800 755-7250.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
730 Third Avenue
New York, New York 10017-3206

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY   , 2006

The TIAA-CREF Institutional Mutual Funds (the “Institutional Funds”) will hold a special meeting of the shareholders of its International Equity Fund, Large-Cap Value Fund, Small-Cap Equity Fund, Real Estate Securities Fund, Social Choice Equity Fund, Bond Fund, Inflation-Linked Bond Fund, and Money Market Fund (the “Funds”) on January   , 2006, at      p.m. at 730 Third Avenue, New York, New York. The agenda for the meeting is:

1.	To approve a new investment management agreement between each Fund and Teachers Advisors, Inc.

2.	To address any other business that may properly come before the meeting or any adjournments thereof.

The Board of Trustees of the Institutional Funds has set October 31, 2005 as the record date for determining the number of votes entitled to be cast at the meeting or any adjournments thereof. You may vote at the meeting (or any adjournments of the meeting) only if you were a shareholder of one or more of the Funds as of October 31, 2005.

By Order of the Board of Trustees,

E. Laverne Jones
Secretary

Please vote as soon as possible before the meeting, even if you plan to attend the meeting. You can vote quickly and easily over the Internet, by telephone, or by mail. Just follow the simple instructions that appear on your enclosed proxy card(s). A separate proxy card is provided for each Fund in which you own shares. Since we cannot hold the meeting unless a quorum is reached, please help avoid the expense of a follow-up mailing by voting today!

If you plan to attend the meeting, please call 1 877-535-3910, ext. 2440 to obtain an admission pass. In accordance with TIAA-CREF’s security procedures, a pass and appropriate picture identification will be required to enter the special meeting. Please note that no laptop computers, recording equipment or cameras will be permitted, and please read the instructions on the pass for additional information.

November   , 2005

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
730 Third Avenue
New York, New York 10017-3206

PROXY STATEMENT

Special Meeting of Shareholders
to be held on January   , 2006

The Board of Trustees (the “Board”) of the TIAA-CREF Institutional Mutual Funds (the “Institutional Funds”) has called a special meeting of the shareholders of its International Equity Fund, Large-Cap Value Fund, Small-Cap Equity Fund, Real Estate Securities Fund, Social Choice Equity Fund, Bond Fund, Inflation-Linked Bond Fund, and Money Market Fund (each, a “Fund” and collectively, the “Funds”) to be held on January   , 2006, at      p.m. at 730 Third Avenue, New York, New York. At the special meeting, shareholders will vote on whether to:

1.	Approve a new investment management agreement between each Fund and Teachers Advisors, Inc. (the “Advisor”);

2.	Address any other business that may properly come before the meeting or any adjournments thereof.

At this time, the Board does not know of any other matters being presented at the meetings or any adjournments thereof.

The accompanying proxy forms will be used to vote at the meeting of the Funds (or any adjournments of the meeting) being held on January   , 2006, at 730 Third Avenue, New York, New York at _____ p.m. This proxy statement will first be mailed to shareholders on or about November   , 2005.

Shareholders of each Fund voting separately for their Fund will be asked to consider the proposal to adopt a new investment management agreement.

VOTING INFORMATION

I believe I already voted on this proposal. Do I need to vote again?

Yes. The proposal to approve a new investment management agreement for the Funds described in this proxy statement is indeed identical to the proposal that did not pass at the August 31, 2005 shareholders meeting for those Funds. However, because we are holding a new meeting to consider this proposal, with a new shareholder record date, any vote that you cast on this proposal for the prior meeting does not count for this meeting and you will need to vote again. For a discussion of why the proposal is being brought to shareholders again, see page [  ] and the accompanying letter to shareholders from the Board of Trustees of the Institutional Funds.

How Do I Vote?

(1)	By marking, signing, and mailing the enclosed proxy card in the postage-paid envelope provided;

(2)	By logging on to the Internet site shown on your proxy card(s) and follow the on-screen instructions;

(3)	By dialing the toll free telephone number shown on your proxy card(s) and follow the recorded instructions; and

(4)	By voting in person at the special meeting.

You must complete a separate proxy form for each Fund in which you own shares.

Can I Cancel or Change My Vote?

You may cancel or change your vote by simply voting again by: (1) executing and returning later-dated proxy forms, (2) voting over the telephone; (3) voting through the Internet, or (4) voting in person at the meeting. If you return the proxy form or vote by telephone or through the Internet, your vote must be received by 12:00 noon ET on January   , 2006. If you vote in person at the meeting, you may vote any time up until the voting results are announced.

How Does a Proxy Work?

When you vote by proxy, you are appointing the persons named on the proxy form as your agents to vote on your behalf at a meeting or any adjournments thereof. Unless you instruct them otherwise, the proxies will vote FOR the approval of the new investment management agreement as it applies to your Fund(s). Although we are unaware of any other matters to be presented at the meeting, if other matters are brought before the meeting or any adjournments thereof, the proxies will vote your shares using their own best judgment. All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and are not revoked, will be voted at the meeting.

Who May Vote; How Many Votes Do I Get?

Shareholders of each of the Funds as of October 31, 2005 (the “Record Date”) will be eligible to vote at the meeting (or any adjournments thereof). Each outstanding full share of a Fund is entitled to one vote and each outstanding fractional share is entitled to a proportionate fractional share of one vote. Therefore, the number of votes you will have at the meeting will depend upon how many shares you own in the respective Fund on the Record Date. All shareholders of record on the Record Date are entitled to vote.

Below is the number of shares of each Class of each Fund as of the Record Date:

Fund	Retail Class	Institutional Class	Retirement Class
International Equity Fund	—	54,105,522.16	16,342,901.94
Large-Cap Value Fund	12,547,012.12	14,544,078.16	10,106,655.68
Small-Cap Equity Fund	4,502,858.92	7,258,791.26	10,256,090.72
Real Estate Securities Fund	10,332,969.24	15,817,406.47	8,787,899.09
Social Choice Equity Fund	—	9,600,840.56	4,447,029.03
Bond Fund	—	130,949,369.43	—
Inflation-Linked Bond Fund	6,326,951.48	27,172,970.32	—
Money Market Fund	—	183,390,244.53	—

How Many Votes Must Be Present for a Quorum or to Pass a Vote?

In order to hold the meeting and vote on the items on the agenda, we will need to have a quorum of shareholders present (in person or by proxy) at the meeting. A quorum means 10% of the votes that are entitled to be cast. In determining whether a quorum has been reached, abstentions and broker non-votes are counted as being present at the meeting.

If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes to approve one or more of the proposed items is not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose and vote for one or more adjournments of the meeting in order to permit the solicitation of additional votes. The proposal in this proxy statement may be voted on prior to any adjournment if sufficient votes have been received for the proposal and such vote is otherwise appropriate.

The investment management agreement under Proposal 1 must be approved by shareholders of each individual Fund, and will require the affirmative vote of the lesser of either (1) more than 50% of the eligible votes of the Fund, or (2) 67% or more of the votes present (in person or by proxy) at the meeting, if more than 50% of the eligible votes are present at the meeting in person or by proxy. Abstentions and broker non-votes will not count towards the number of votes in favor of the investment management agreement, which means they will have the effect of a vote against this proposal.

Your vote is important for the future of the Funds! Please vote your proxy by mail, Internet or telephone now!

PROPOSAL 1 — APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT

The Board unanimously recommends the Advisor’s proposal that shareholders of each Fund vote for the approval of a new investment management agreement with respect to their Fund.

What is the background behind this recommendation? Why are you asking shareholders to vote again?

At a meeting held on August 31, 2005, the shareholders of each of the funds of the Institutional Funds voted on a proposal recommended by the Advisor and approved by the Board of Trustees for a new investment management agreement that would increase the management fees on certain of the funds (the “Proposed Agreement”). The proposal was not approved for certain of the Institutional Funds, including the International Equity Fund, Large-Cap Value Funds, Small-Cap Equity Fund, Real Estate Securities Fund, Social Choice Equity Fund, Bond Fund, Inflation-Linked Bond Fund and Money Market Fund, the funds that are the subject of this proxy statement (the “Funds”). The Advisor has informed the Board that without the fee increase provided for under this new investment management agreement, it would be difficult for it to continue to operate the Funds as it currently does.

In light of this situation, the Board has evaluated a range of options presented to it by the Advisor with the objective of selecting the option that, in its view, will best serve the interests of Fund shareholders. One option that was presented by the Advisor to the Board for consideration when the Proposed Agreement was not approved initially in August, was to take steps to close the Funds to new investment, while at the same time introducing substantially identical funds (with higher fee levels) into which the old Funds might eventually be merged. In the course of assessing all the options, the Advisor and the Board took note that although many individual Fund shareholders supported the proposal, the proposal was not approved primarily as the result of the votes of a few large, institutional shareholders. However, since the August 31, 2005 shareholder meeting, certain of these large institutional shareholders have indicated that they may be willing to reconsider their previous negative votes or abstentions on the Proposed Agreement.

Based on these facts, the Board of Trustees has accepted the Advisor’s proposal to approach Fund shareholders once again and ask that they approve the Proposed Agreement for the Funds that was first proposed pursuant to the proxy statement dated July 5, 2005. The Board agrees with the Advisor that this course of action will serve the best interests of shareholders and result in the least disruption or unintended tax consequences. This proxy statement will reiterate the rationale behind the original proposal.

What is the rationale for recommending the Proposed Agreement?

The Advisor currently manages each of the Funds under an investment management agreement, dated June 1, 1999, as amended September 3, 2002 and October 1, 2004 (the “Current Agreement”). It has become clear that the extremely low level of fees that the Advisor has been charging under the Current Agreement has been too low to cover its costs for operating most of the Funds, while sustaining a high quality of service for shareholders. In light of its ongoing losses, the Advisor has recommended that the Board approve the Proposed Agreement. After thorough and deliberate consideration of shareholders’ interests, the Board of Trustees is recommending again that shareholders approve the Proposed Agreement. The Proposed Agreement will:

•	Restructure the pricing and the services to be provided by the Advisor under the Current Agreement, which will increase the level of advisory fees on the Funds. See pages for details on the fees to be charged under the Proposed Agreement.

•	At the Board’s request, introduce a breakpoint schedule for the Funds (except for Money Market Fund and Social Choice Equity Fund), which may eventually reduce the advisory fee rates modestly on those Funds as total asset levels increase.

•	Include provisions that will be applicable to all of the Funds making the Advisor responsible for providing certain additional management and administrative services necessary for the operation of the Funds, including providing office space, equipment and facilities for maintaining its operations and supervising relations with the Funds’ other service providers. Some of these services are currently paid for by the Funds as “other expenses” under a service agreement with the Advisor, which will be discontinued if shareholders approve the Proposed Agreement (except with respect to retirement plan platform fees for the Retirement Class). See page for more details.

This proposal is designed to provide the Advisor with a sustainable fee and expense structure for operating the Institutional Funds, so that overall expenses would continue to be competitive with the lower cost providers in the industry. The continued reasonableness of the Funds’ fees would be monitored by the Board, which would review the Advisor’s profitability levels annually. This proposal is part of a larger effort to restructure TIAA-CREF’s mutual fund offerings so that they will remain competitively priced and continue to serve shareholder needs. If the Proposed Agreement is approved, a second step in the restructuring is expected to be the proposed merger of the TIAA-CREF Retail Mutual Funds into the TIAA-CREF Institutional Mutual Funds, which, if approved, would result in one larger, consistently priced fund family. The details of why the Advisor is seeking shareholder approval of the Proposed Agreement are discussed below. The factors considered by the Board in determining the reasonableness and fairness of the Proposed Agreement are described starting on page    under the heading “What did the Board of Trustees Consider in Approving the Proposed Agreement?” The Proposed Agreement is attached as Exhibit A.

Why is the Advisor Seeking to Restructure the Pricing of the Funds?

Since the Funds were established in 1999, the Advisor has been committed to providing quality services to the Funds at a low cost to shareholders. In hindsight, it has become clear that the extremely low level of fees that the Advisor has been charging to shareholders has been too low to cover its increasing costs for operating the Funds, while sustaining the level and quality of service shareholders deserve.

The Advisor is requesting a management fee increase on the Funds to enable the Advisor to continue to manage the Funds and provide high quality services to shareholders at low prices. It has become increasingly expensive to operate mutual funds due to higher compliance and regulatory costs and intensified competition for talented portfolio managers and other key investment management and administrative personnel. With the proposed new management fee rates, the Advisor expects to be able to:

•	Continue to manage the day-to-day business affairs of the Funds

•	Cover the costs of operating mutual funds

•	Retain and attract highly qualified investment professionals

•	Increase the capacity of its investment management staff and expand the depth and scope of its analysts’ coverage

•	Continue to offer a high level of service to our shareholders and take steps to enhance those services.

Even with the proposed fee increase, the Funds would continue to be competitive with the lower-priced offerings in the industry.

If a Fund’s shareholders approve the Proposed Agreement, its terms, including the increased fees, are expected to go into effect for that Fund on February 1, 2006.

What will happen if certain Fund shareholders do not approve the Proposed Agreement?

If shareholders do not approve the Proposed Agreement for any Fund, the Advisor has informed the Board that it may no longer be prepared to continue to operate that Fund. Unless the Proposed Agreement is approved, the Advisor may recommend to the Board other possible courses of action, including a likely series of steps that could have negative consequences for shareholders:

•	First, the Funds would be closed to new investments;

•	Second, subject to shareholder approval, the Advisor would seek to merge each Fund into a corresponding new fund with the same objective, strategies and portfolio management, but with higher fee rates comparable to those specified in the Proposed Agreement; and

•	Finally, if shareholders of any Fund rejected the merger, then that Fund would ultimately be liquidated, which might involve negative tax consequences for shareholders.

The Board would consider the Advisor’s recommendations, along with all other possible alternatives, in determining the best course of action for Fund shareholders.

Who is the Advisor?

The Advisor is Teachers Advisors, Inc. (the “Advisor”), a direct wholly owned subsidiary of TIAA-CREF Enterprises, Inc. and an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA and the Advisor are located at 730 Third Avenue, New York, New York 10017. A chart attached as Exhibit B lists the name, address, and principal occupation of each principal executive officer and director of the Advisor.

The Advisor currently manages each of the Funds under the Current Agreement. The Advisor also serves as the investment adviser to the other investment portfolios of the TIAA-CREF Institutional Mutual Funds, TIAA Separate Account VA-1, TIAA-CREF Life Funds, and TIAA-CREF Mutual Funds. Both TIAA-CREF Mutual Funds and TIAA-CREF Life Funds are series investment companies comprised of a number of investment portfolios. The Advisor, through its TIAA-CREF Asset Management (“TCAM”) division, also manages large institutional client assets through unregistered commingled funds and on a separate account basis. A table setting forth the net assets of those investment portfolios in the TIAA-CREF Mutual Funds, TIAA Separate Account VA-1 and the TIAA-CREF Life Funds that have investment objectives similar to one of the Funds, and the management fee rate paid by each such portfolio to the Advisor, is attached hereto as Exhibit C.

In addition to the investment management agreement, the Funds currently have in place a service agreement (the “Service Agreement”) with the Advisor, whereby the Advisor provides or arranges for the provision of a variety of services for the ordinary operation of each Class of the Funds, including transfer agency, accounting, and administrative services. If the Proposed Agreement is approved, the Advisor plans to terminate the current Service Agreement, since some of these services will be provided under the Proposed Agreement, while others, such as custody services, transfer agency services and regulatory fees, will be paid directly by each Fund. A new services agreement between the Advisor and the Funds will be implemented solely for Retirement Class shares to cover the account servicing expenses associated with this Class being offered on retirement plan platforms (the “Retirement Class Service Agreement”). Please see Exhibit E for the amounts paid by the Funds to the Advisor under the Service Agreement for the fiscal year ended September 30, 2005 and the amounts that would have been paid under the new arrangements — that is, if only the new Retirement Class Service Agreement had been in effect during this same fiscal year period.

To control the total expenses charged to shareholders, the Advisor has agreed with the Funds to reimburse each Fund for other expenses (i.e., non-investment management fees) or for total expenses (in the case of the Retail Class) that are above a certain level. Please see Exhibit D for more details on these expense reimbursements.

What are the terms of the Current Agreement with the Advisor, and how does the Proposed Agreement differ?

Under the Current Agreement, the Advisor manages the investments and the investment strategy of each Fund and provides related general management services. Specifically, the Advisor is authorized, subject to the control of the Board, to determine the selection, amount, and time to buy or sell securities for each Fund. The Advisor also maintains the Funds’ books and records, prepares, on request, reports for the Board; makes available its officers to the Board for consultation and discussions regarding the management of the Funds, and provides certain general management services to the Funds. The fees paid to the Advisor under the Current Agreement are set forth below in a chart comparing current and proposed investment management fees.

The Current Agreement was last submitted to a shareholder vote when the Funds were first organized in 1999 and was last approved by the Board on April 5, 2005. The Advisor substantially decreased the contractual fees payable under the Current Agreement for certain of the Funds in September 2002.

Other than the services that the Advisor provides for the Funds, the Funds are responsible for all other expenses incurred in their operations including any taxes, brokerage commissions on portfolio transactions, expenses of issuance and redemption of shares, costs of preparing and distributing proxy material in the ordinary course of business (but not in the case of the present proxy solicitation), auditing and legal expenses, certain expenses of registering and qualifying shares for sale, fees of trustees who are not interested persons of (i.e., not affiliated with) TIAA, costs of printing and mailing the prospectus, statements of additional information, and financial reports to existing shareholders, and any other charges or fees not specifically enumerated in the Current Agreement or the Service Agreement. During the fiscal year ended September 30, 2005, the Funds did not pay any brokerage commissions to an affiliated broker/dealer.

In order for it to continue in effect, the Current Agreement must be specifically approved at least annually by: (i) the Board, or by the vote of a majority of the outstanding voting shares of such Fund; and (ii) a majority of those trustees who are not interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Current Agreement may be terminated at any time with respect to any Fund by that Fund or by the Advisor, without penalty, on 60 days’ written notice. The Current Agreement will terminate automatically in the event of its assignment.

The Proposed Agreement contains terms that are substantially the same as the Current Agreement, except for the following important differences:

•	The Proposed Agreement provides for an increase in the management fees for the Funds, as described below.

•	At the Board’s request, the Proposed Agreement introduces a breakpoint schedule for most of the Funds, which may eventually modestly reduce the advisory fee rates on those Funds as total asset levels increase.

•	The Proposed Agreement includes provisions making the Advisor responsible for providing certain additional management and administrative services necessary for the operation of the Funds, including providing office space, equipment and facilities for maintaining its operations and supervising relations with the Funds’ other service providers. Many of these services are currently paid for by the Funds as “other expenses” under a Service Agreement with the Advisor, which will be discontinued (except with respect to retirement plan platform fees for the Retirement Class) if shareholders approve the Proposed Agreement.

The management fees under the Proposed Agreement do not cover certain expenses necessary to the Funds’ ordinary operation, including: custody services, transfer agency services, sub-transfer agency services, and regulatory fees. These charges are borne by the Fund directly and paid out of Fund assets. Also, while under the current arrangements, administrative services are provided by the Advisor pursuant to a separate Service Agreement, under the Proposed Agreement the expense of some of those services will be paid for out of the Advisor’s management fee, thereby reducing those other direct Fund expenses. (Note, however, that this reallocation of payments for certain services from the Service Agreement to the Proposed Agreement only accounts for a relatively small amount of the increase in management fees under the Proposed Agreement.) In addition, the Advisor is agreeing to cap those expenses through expense reimbursement arrangements. Please see Exhibit D for more details on these expense reimbursements.

What are the proposed fees under the Proposed Agreement for the Funds? How do they differ from the Current Agreement?

Under both the Current Agreement and Proposed Agreement, each Fund pays the Advisor a management fee that is calculated as a percentage of the average daily net assets for each Fund over each month at the annual rates set forth in the table below (not all of these Funds offer all three share classes):

FUND	CURRENT AGREEMENT	PROPOSED AGREEMENT
INTERNATIONAL EQUITY FUND	0.09%	0.50% or less*
LARGE-CAP VALUE FUND	0.08%	0.45% or less*
SMALL-CAP EQUITY FUND	0.08%	0.48% or less*
SOCIAL CHOICE EQUITY FUND	0.04%	0.15%
REAL ESTATE SECURITIES FUND	0.09%	0.50% or less*
BOND FUND	0.08%	0.30% or less*
INFLATION-LINKED BOND FUND	0.09%	0.30% or less*
MONEY MARKET FUND	0.04%	0.10%

*	At the Board’s request, the management fees of these Funds have modest breakpoints that may eventually gradually reduce the fee rates from the amounts indicated in the chart as each Fund’s assets grow. To see the full breakpoint schedule for these Funds please see Exhibit A. To understand the impact of these breakpoints, please see the Funds’ most recent shareholder report or go to www.tiaa-cref.org for the Funds’ net assets as of a relatively recent date.

During the year ended September 30, 2005, the Funds paid an aggregate of $         in management fees to the Advisor. Had the Proposed Agreement been in effect during the same period, the Funds would have paid an aggregate of $         in management fees. The table below shows the amount of management fees paid during the year ended September 30, 2005 on a per Fund basis, along with the amounts that would have been paid during the same period had the Proposed Agreement been in effect (“Pro Forma”), and the percentage increase that the pro forma fees represent. (See Exhibit E for a comparison of the Funds’ current and pro forma payments under its service arrangements for the 12-month period ended September 30, 2005.)

[TO BE UPDATED]

FUND	CURRENT FEES	PRO FORMA FEES	% INCREASE
INTERNATIONAL EQUITY FUND	$519,437	$2,885,761	455.6%
LARGE-CAP VALUE FUND	$167,917	$944,533	462.5%
SMALL-CAP EQUITY FUND	$167,424	$1,004,544	500.0%
SOCIAL CHOICE EQUITY FUND	$40,941	$153,529	275.0%
REAL ESTATE SECURITIES FUND	$273,632	$1,520,178	455.6%
BOND FUND	$757,785	$2,841,694	275.0%
INFLATION-LINKED BOND FUND	$385,466	$1,284,887	233.3%
MONEY MARKET FUND	$69,776	$174,440	150.0%

While the new fees shown above would represent a substantial increase in management fee revenue to the Advisor, the increase is not expected to result in unreasonable profits to the Advisor, due to the expenses that the Advisor has incurred and continues to incur to operate the Funds, and the expense reimbursements committed to by the Advisor. In addition, even with the new fees, the Funds would remain competitive with the lower-priced funds in the industry. See pages      for a comparison of each Fund’s total expense ratio with the median expense ratios of its peers.

For information about the overall impact of the proposed new pricing structure on the Funds’ total expense ratios, see “What Is the Overall Impact of the Proposal On the Funds’ Total Expense Ratios?” below.

What Factors Did the Board Consider in Approving the Proposed Agreement?

The Advisor’s proposal to approve the Proposed Agreement and present it to shareholders for their approval was carefully considered by the Board of Trustees at meetings held on December 7, 2004, January 19, 2005, February 15, 2005, April 5, 2005, April 21, 2005 and May 17, 2005.* At each of these meetings, the Board, which was advised by independent counsel, deliberated over the Advisor’s comprehensive plan to restructure the Funds to help ensure their continuing operation. In particular, the Board assessed the Advisor’s proposal to increase advisory fees significantly for certain Funds in light of ongoing losses sustained by the Advisor. Before and at these meetings, the Board received information relating to the Proposed Agreement and was given the opportunity to ask questions and request additional information from the Advisor. After full and deliberate consideration, and after balancing the costs and benefits to shareholders, on May 17, 2005, the Board determined that the arrangements under the Proposed Agreement were reasonable and fair to the Funds and shareholders. Therefore, the Board voted unanimously to approve the Proposed Agreement, and submit the Proposed Agreement to shareholders for approval.

As indicated previously, the Proposed Agreement was submitted to shareholders on July 5, 2005, and was not approved for the Funds at a shareholders’ meeting held on August 31, 2005, despite support by many individual Fund shareholders. After careful consideration of various alternatives proposed by the Advisor at meetings held on September 22, 2005, October 12, 2005, and October 26, 2005, and an indication that several large institutional shareholders might reconsider their vote, upon the Advisor’s recommendation, the Board of Trustees voted to resubmit the Proposed Agreement to shareholders for approval.

As part of its original deliberations, the Board considered that since the Funds were established, the Advisor had set its fees at extremely low levels, making it difficult for the Advisor to sustain the level and quality of management and service shareholders expect in this competitive environment. They also considered that despite ongoing losses to the Advisor and the fact that its fees were much lower than most of its peers, the Advisor had never previously asked for a fee increase. In fact, in 2002, the Advisor decreased its fees on certain funds, even as costs were rising, resulting in increased losses to the Advisor. The Board considered that, over that time, it has become increasingly expensive to operate mutual funds due to the intensified competition for talented portfolio managers and other key investment management and administrative personnel and higher compliance and regulatory costs.

The Board considered that the new proposed management fee rates would enhance the Advisor’s ability to manage the day-to-day business affairs of the Funds, cover the increasing costs of offering mutual funds, attract and retain highly qualified personnel, increase the capacity and scope of coverage of the investment management staff and maintain and improve the quality of services to shareholders.

*	Please note that Eugene Flood, Jr. and Howell E. Jackson, who are currently Trustees of the Funds, did not become members of the Board until August 31, 2005.

Significantly, they considered that while the magnitude of the fee increase requested by the Advisor was large, even after the fee increase, the profits that the Advisor would earn on the Funds overall would be reasonable, especially after the Advisor’s reimbursements, and that the Funds would continue to be competitive with the lower-priced offerings in the industry.

As part of its deliberations, the Board reviewed detailed information provided by the Advisor relating to the nature, extent and quality of the services currently provided by the Advisor and to be provided by the Advisor under the Proposed Agreement. In particular, the Board reviewed detailed independent analysis of comparative expenses and performance data for each class of shares of each of the Funds, prepared by Lipper, Inc., a Reuters company that is an independent provider of investment company data (“Lipper”). In addition, the Board received financial information about the Advisor and its affiliated companies, including an analysis of the profitability of the Advisor’s operations, and the effect the proposed new arrangements would have on the short-term and long-term financial condition of the Advisor. For details about each Fund, see the Fund-by-Fund synopsis of the factors the Board considered in Exhibit F.

Additionally, the Board, both initially and after the August 31, 2005 shareholders’ meeting, discussed the other options presented by the Advisor for the Funds’ future if the Proposed Agreement was not approved. At the September and October 2005 Board Meetings, the Trustees considered the Advisor’s recommended options for the Funds, which it had indicated would most likely be:

•	First, closing the Funds to new investments;

•	Second, subject to shareholder approval, seeking to merge each Fund into a corresponding new fund with the same objective, strategies and portfolio management, but with higher fee rates comparable to those specified in the Proposed Agreement; and

•	Finally, if shareholders of any Fund rejected the merger, then liquidating that Fund, which could involve negative tax consequences for shareholders.

In the course of assessing all the options, the Advisor and the Board took note that although many individual Fund shareholders supported the proposal, the proposal was not approved primarily as the result of the votes of a few large, institutional shareholders. The Advisor and the Board also noted that, since the August 31, 2005 shareholder meeting, certain of these large institutional shareholders have indicated that they may be willing to reconsider their previous negative votes or abstentions on the Proposed Agreement.

Based on these facts, and an analysis of the likelihood of approval under various voting scenarios, the Advisor recommended, and the Board agreed, that the course of action that would continue to serve the best interests of all Fund shareholders, and result in the least disruption or unintended tax consequences, would be to approach Fund shareholders once again and ask that they approve the Proposed Agreement. The Board, at the recommendation of the Advisor, determined not to re-solicit the shareholders of the Growth Equity Fund based upon the improbability of approval of the proposal and the Advisor’s commitment not to raise advisory fees for this Fund until April 2007. The Board also considered that Fund shareholders would not bear the costs of this resolicitation since the Advisor would pay all related costs.

In determining whether to approve the Proposed Agreement at its May 17, 2005 meeting, the Board reviewed the following specific factors:

The Nature and Quality of Services.  The Board considered that the Advisor is an experienced investment advisor that has managed the Institutional Funds since 1999 and the TIAA-CREF Mutual Funds since 1997, and that the investment professionals of the Advisor also manage various accounts of CREF. The Board considered that the Advisor has carried out its responsibilities for managing the assets of the Funds in a professional manner. In the course of their review of the quality of the Advisor’s services, the Board examined the long-term performance of the Funds in general, and concluded that it was within an acceptable range when compared with fund benchmarks and peers, or that, in the case of underperforming Funds, the Advisor was taking affirmative steps to enhance its investment approach and personnel.

Performance.  The Board considered the performance of each Fund over the one-year, three-year, five-year (where applicable), and since inception periods and the Funds’ performance as compared to their peer groups and benchmark indices. The Board considered the comparative performance data for each Fund prepared by Lipper, an independent third party, for each class of each pertinent Fund, as well as each Fund’s performance against its performance benchmark. In looking at this data, the Board considered that most of the Funds met their benchmarks over the one-year, three-year, five-year and since inception periods, as applicable (when factoring in the effect of expenses), and ranked in the first, second, or third quintiles versus their peers, with some limited exceptions. (This means, with certain exceptions, the Funds were in the first, second or third of five groups, in terms of performance, with first being the best.)

Fees Charged by Other Advisers.  An important factor that the Board considered was the level of fees paid to other advisers for managing similar funds, as analyzed by Lipper. The Board determined that the fees under the Current Agreement were significantly lower than those of competitors, and that even with the proposed increase in advisory fees and increase in total expense ratios, each Fund would continue to be very competitively priced and below the pricing of the average fund within the universe of mutual funds in its competitive peer group except Inflation-Linked Bond Fund). They considered that the new management fees for almost all of the repriced Funds would continue to be in the lowest quintile as compared with Institutional class funds in the competitive peer group and universe identified by Lipper. (The lowest quintile means that a fund is in the best of five groups, i.e., the group with the lowest expenses.) Significantly, the Board considered that under the Proposed Agreement, each Fund’s total expense ratio (except Inflation-Linked Bond Fund) would be less than the median expense ratio for its peer group of mutual funds, and, in some cases, significantly less. The table below compares the estimated total expense ratio (not including any waivers or reimbursements) of each existing class of each Fund that would be subject to an increased fee under the Proposed Agreement if the Proposed Agreement had been in effect during the twelve-month period ended December 31, 2004 with the Lipper median total expense ratio for the Fund’s appropriate category.

Fund	Proposed Total Expense Ratio	Median Peer Total Expense Ratio	Difference
INTERNATIONAL EQUITY FUND — Institutional	0.59%	1.19%	–0.60%
INTERNATIONAL EQUITY FUND — Retirement	0.80%	1.19%	–0.39%
LARGE-CAP VALUE FUND — Institutional	0.50%	1.07%	–0.57%
LARGE-CAP VALUE FUND — Retirement	0.75%	1.07%	–0.32%
LARGE-CAP VALUE FUND — Retail	0.99%	1.05%	–0.06%
SMALL-CAP EQUITY FUND — Institutional	0.55%	1.15%	–0.60%
SMALL-CAP EQUITY FUND — Retirement	0.78%	1.15%	–0.37%
SMALL-CAP EQUITY FUND — Retail	1.16%	1.26%	–0.10%
SOCIAL CHOICE EQUITY FUND — Institutional	0.25%	0.99%	–0.74%
SOCIAL CHOICE EQUITY FUND — Retirement	0.48%	0.99%	–0.51%
REAL ESTATE SECURITIES FUND — Institutional	0.59%	1.11%	–0.52%
REAL ESTATE SECURITIES FUND — Retirement	0.80%	1.11%	–0.31%
REAL ESTATE SECURITIES FUND — Retail	0.99%	1.18%	–0.19%
BOND FUND — Institutional	0.34%	0.69%	–0.35%
INFLATION-LINKED BOND FUND — Institutional	0.35%	0.35%	0.00%
INFLATION-LINKED BOND FUND — Retail	0.80%	0.72%	+0.08%
MONEY MARKET FUND — Institutional	0.15%	0.43%	–0.28%

Cost and Profitability.  The Board considered that the Advisor is losing money managing the mutual funds business overall. The Board reviewed financial and profitability data for 2004 and profitability on a pro forma basis assuming the proposed management fee increase had been in effect—showing data for both before and after distribution expenditures. The Board considered that very few Funds currently are profitable to the Advisor, and most are operating at a loss to the Advisor. The Board determined that the Proposed Agreement would permit the Advisor to operate at profit margins that were fair and reasonable in the short term in light of overall Fund expenses and the Advisor’s recent losses, which would also enable the Advisor to maintain and improve the quality of services provided to shareholders. The Board also considered that it would be able to review the profitability levels of the Advisor annually during its yearly review of the Funds’ management arrangements to ensure that the Advisor’s fees remained fair and reasonable and that its profits for managing the Funds were not excessive.

The Board further considered that the costs and anticipated costs of operating mutual funds have increased, including additional disclosure and compliance requirements, such as the USA PATRIOT Act requirements, Sarbanes-Oxley requirements, and the requirement that mutual funds have a chief compliance officer. The Board considered that the proposed fee increase would enhance the Advisor’s ability to attract and retain highly qualified investment and administrative professionals in a competitive investment management environment. Heightened competition from traditional asset managers, banks, insurance companies and, particularly in recent years, hedge funds, has driven up the costs of attracting and retaining key personnel and the cost of technology to update and maintain necessary systems for effective investment management operations continues to grow. The Board also considered that the Advisor would like the flexibility and means to increase the capacity of its investment management staff and expand the depth and scope of analyst coverage, to enhance its investment management services to the Funds.

Economies of Scale.  The Board considered whether the Advisor has or would experience economies of scale on any of the Funds, and whether the proposed fees should contain breakpoints. The Board carefully considered whether the proposed breakpoints would have any real effect on Fund fees. They determined that although the breakpoints discounts appeared to be low compared to those of competitors, this was because the stated fees under the Proposed Agreement were already at low levels. The Board ultimately determined that imposing a modest breakpoint schedule on the majority of the Funds might eventually allow some of the savings gained from the growth of assets and economies of scale to be passed on to Fund shareholders. The Board expects to review the level of breakpoints as Fund assets grow.

Comparisons with Other Clients of the Advisor.  The Board considered that the Advisor provides similar investment management services to each of the Institutional Funds, the TIAA-CREF Mutual Funds, TIAA-CREF Life Funds, and TIAA Separate Account VA-1, although channels for distribution of interests in such funds differ among them. In addition, the Advisor, through its TCAM division, manages large institutional client assets through unregistered commingled funds and separate accounts with similar investment strategies and investment staff. The Board considered the schedule of fees for each of the comparable funds, and determined that while the management fees may not be precisely the same for comparable funds, there were good reasons for the divergent pricing. The Board also considered the assurances of the Advisor that the pricing on those affiliated funds that was not in line with the proposed advisory fees would be revisited.

Other Benefits.  At the Board’s request, the Advisor agreed to continue to be willing to cap “other expenses” and/or the total expenses of the Funds. The Board also considered that the fee increase would help ensure that the expenses for running the Funds that are paid by the Advisor are not indirectly borne (in the form of reduced declared dividends) by the TIAA participant base, some of who are shareholders of the Funds. Finally, the Board considered that with the Proposed Agreement, the Advisor would have the flexibility to support multiple opportunities to expand the channels through which the Funds are distributed, thereby increasing asset growth and enabling expenses to be spread over a wider asset base.

Based on its evaluation of all material factors and with the assistance of independent counsel, the Board concluded that the proposed advisory fee structure is fair and reasonable to each of the Funds, its shareholders, and to the Advisor.

What Is The Overall Impact Of The Proposal On The Funds’ Total Expense Ratios?

The tables below provide data concerning each Fund’s fees and expenses (for each share class) as a percentage of average net assets for each Fund’s most recent full fiscal year ended September 30, 2005 under the Current Agreement and if the Proposed Agreement had been in effect during the same period. Note that, as indicated above, if the new arrangements had been in effect for the most recently completed fiscal years, all but one of the Funds’ total expense ratios would have been less than the median expense ratios for their respective peer groups of mutual funds, and, in some cases, significantly less.

INSTITUTIONAL CLASS
[UPDATE WITH 2005 NUMBERS]

	Management Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reimbursement	Net Annual Fund Operating Expenses
INTERNATIONAL EQUITY FUND
Current	0.09%	0.11%	0.20%	—	0.20%
Pro Forma	0.50%	0.06%	0.56%	—	0.56%
LARGE CAP VALUE FUND
Current	0.08%	0.09%	0.17%	0.03%	0.14%
Pro Forma	0.45%	0.03%	0.48%	—	0.48%
SMALL-CAP EQUITY FUND
Current	0.08%	0.12%	0.20%	0.05%	0.15%
Pro Forma	0.48%	0.08%	0.56%	0.01%	0.55%
SOCIAL CHOICE EQUITY FUND
Current	0.04%	0.06%	0.10%	—	0.10%
Pro Forma	0.15%	0.05%	0.20%	—	0.20%
REAL ESTATE SECURITIES FUND
Current	0.09%	0.07%	0.16%	—	0.16%
Pro Forma	0.50%	0.06%	0.56%	0.01%	0.55%
BOND FUND
Current	0.08%	0.06%	0.14%	—	0.14%
Pro Forma	0.30%	0.03%	0.33%	—	0.33%
INFLATION-LINKED BOND FUND
Current	0.09%	0.06%	0.15%	0.01%	0.14%
Pro Forma	0.30%	0.04%	0.34%	—	0.34%
MONEY MARKET FUND
Current	0.04%	0.05%	0.09%	—	0.09%
Pro Forma	0.10%	0.05%	0.15%	—	0.15%

RETIREMENT CLASS

	Management Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reimbursement	Net Annual Fund Operating Expenses
INTERNATIONAL EQUITY FUND
Current	0.09%	0.49%	0.58%	0.03%	0.55%
Pro Forma	0.50%	0.37%	0.87%	0.07%	0.80%
LARGE-CAP VALUE FUND
Current	0.08%	0.43%	0.51%	0.03%	0.48%
Pro Forma	0.45%	0.34%	0.79%	0.04%	0.75%
SMALL-CAP EQUITY FUND
Current	0.08%	0.46%	0.54%	0.06%	0.48%
Pro Forma	0.48%	0.37%	0.85%	0.07%	0.78%
SOCIAL CHOICE EQUITY FUND
Current	0.04%	0.48%	0.52%	0.08%	0.44%
Pro Forma	0.15%	0.39%	0.54%	0.06%	0.48%
REAL ESTATE SECURITIES FUND
Current	0.09%	0.41%	0.50%	0.03%	0.47%
Pro Forma	0.50%	0.34%	0.84%	0.03%	0.81%

RETAIL CLASS

	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reimbursement	Net Annual Fund Operating Expenses
LARGE-CAP VALUE FUND
Current	0.08%	0.00%	0.41%	0.49%	0.05%	0.44%
Pro Forma	0.45%	0.25%	0.29%	0.99%	0.19%	0.80%
SMALL-CAP EQUITY FUND
Current	0.08%	0.00%	0.30%	0.38%	0.08%	0.30%
Pro Forma	0.48%	0.25%	0.43%	1.16%	0.31%	0.85%
REAL ESTATE SECURITIES FUND
Current	0.09%	0.00%	0.41%	0.50%	0.05%	0.45%
Pro Forma	0.50%	0.25%	0.24%	0.99%	0.09%	0.90%
INFLATION-LINKED BOND FUND
Current	0.09%	0.00%	0.24%	0.33%	0.03%	0.30%
Pro Forma	0.30%	0.25%	0.25%	0.80%	0.30%	0.50%

The following example indicates the expenses you would pay under the current and proposed expense structures, assuming an initial investment of $10,000, a 5% total annual return each year, and redemption at the end of each period. This example also assumes that there will be no expense reimbursement in place after one year. Your actual cost may be higher or lower.

[UPDATE IF NECESSARY]

INSTITUTIONAL CLASS

	1 Year	3 Years	5 Years	10 Years
INTERNATIONAL EQUITY FUND
Current	$20	$64	$113	$255
Pro Forma	$57	$179	$313	$701
LARGE-CAP VALUE FUND
Current	$14	$52	$93	$214
Pro Forma	$49	$154	$269	$604
SMALL-CAP EQUITY FUND
Current	$15	$59	$108	$250
Pro Forma	$56	$178	$312	$701
REAL ESTATE SECURITIES FUND
Current	$16	$52	$90	$205
Pro Forma	$56	$178	$312	$701
SOCIAL CHOICE EQUITY FUND
Current	$10	$32	$56	$128
Pro Forma	$20	$64	$113	$255
BOND FUND
Current	$14	$45	$79	$179
Pro Forma	$34	$106	$185	$418
INFLATION-LINKED BOND FUND
Current	$14	$47	$84	$191
Pro Forma	$35	$109	$191	$431
MONEY MARKET FUND
Current	$9	$29	$51	$115
Pro Forma	$15	$48	$85	$192

RETIREMENT CLASS

	1 Year	3 Years	5 Years	10 Years
INTERNATIONAL EQUITY FUND
Current	$56	$183	$321	$723
Pro Forma	$82	$271	$476	$1,069
LARGE-CAP VALUE FUND
Current	$49	$161	$282	$638
Pro Forma	$77	$248	$435	$976
SMALL-CAP EQUITY FUND
Current	$49	$167	$296	$671
Pro Forma	$80	$264	$465	$1,046
SOCIAL CHOICE EQUITY FUND
Current	$45	$159	$283	$645
Pro Forma	$49	$167	$296	$673
REAL ESTATE SECURITIES FUND
Current	$48	$157	$277	$625
Pro Forma	$83	$265	$463	$1,036

RETAIL CLASS

	1 Year	3 Years	5 Years	10 Years
LARGE-CAP VALUE FUND
Current	$45	$152	$269	$611
Pro Forma	$82	$297	$530	$1,205
SMALL-CAP EQUITY FUND
Current	$31	$114	$205	$473
Pro Forma	$87	$339	$612	$1,400
REAL ESTATE SECURITIES FUND
Current	$46	$155	$275	$623
Pro Forma	$92	$307	$539	$1,209
INFLATION-LINKED BOND FUND
Current	$31	$103	$182	$415
Pro Forma	$51	$226	$417	$975

ADDITIONAL INFORMATION

Beneficial Ownership

Set forth in Exhibit G, as of September 30, 2005, is a listing of those persons who, to the Institutional Funds’ knowledge, own beneficially or of record 5% or more of the outstanding shares of any class of any Fund. As of that same date, the Trustees and officers of Institutional Funds, individually and in the aggregate, owned less than 1% of any class of any Fund, except as noted below.

[UPDATE]

Name	Fund and Class	Shares	Percentage
Herbert M. Allison, Jr.	Large-Cap Value Fund (Retail Class)	95,206.65	2.11%

Distributor

The shares of the Institutional Funds are distributed by TPIS, a subsidiary of TIAA that is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The TIAA Board of Overseers, a New York membership corporation, owns all of the stock of TIAA. The address for TPIS is 730 Third Avenue, New York, New York 10017-3206.

OTHER MATTERS

Means of Soliciting Proxies

This proxy solicitation will be conducted mainly by mail, telephone, and the Internet, but it may also be by any other method of electronic communication or by personal interview. The Funds have retained D. F. King & Co., Inc. of New York, NY (“DF King”) to assist in the solicitation of proxies. The costs of retaining DF King, which are anticipated to be $101,000, and other expenses incurred in connection with the drafting, printing and mailing of this proxy statement, the solicitation of proxies and the holding of the special meeting, will be borne by the Advisor, and not by any of the Funds.

Proposals of Persons with Voting Rights

As a general matter, Institutional Funds does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of Institutional Funds’ shareholders should send such proposals to the Funds’ Secretary. Proposals must be received a reasonable amount of time prior to any meeting to be included in the proxy materials. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Annual Reports

If you would like a free copy of the Institutional Funds’ most recent semi-annual and annual reports, you can visit the TIAA-CREF web site at www.tiaa-cref.org or use our on-line request form to request mailed versions. Alternatively, you can call 1 877 518-9161 or write to us at 730 Third Avenue, New York, New York 10017-3206 to request copies of these documents.

EXHIBIT A

INVESTMENT MANAGEMENT AGREEMENT FOR TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

THIS AGREEMENT is made this [___] day of [__], 2006, by and between TIAA-CREF Institutional Mutual Funds (the “Trust”), a Delaware statutory trust, and Teachers Advisors, Inc. (the “Advisor”), a Delaware corporation.

WHEREAS, Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and currently consists of several series divided into various classes (listed on Appendix A hereto), and may consist of additional series or classes in the future (collectively, the “Funds”);

WHEREAS, Advisor is engaged principally in the business of rendering investment advisory and management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, Trust desires to retain Advisor to render investment advisory and management services to the Funds, in the manner and on the terms and conditions set forth in this Agreement;

WHEREAS, Advisor is willing to provide investment advisory and management services to the Funds in the manner and on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Trust and Advisor hereby agree as follows:

1.  Appointment.

Trust hereby appoints Advisor to act as the Funds’ investment adviser and manager for the periods and on the terms set forth herein. Advisor hereby accepts the appointment as investment adviser and manager, and agrees, subject to the supervision of the board of trustees of Trust (the “Board”), to furnish the services and assume the obligations set forth in this Agreement for the compensation provided for herein.

2.  Generally.

(a) As the Funds’ investment adviser and manager, Advisor shall be subject to: (1) the restrictions of the Declaration of Trust of Trust, as amended from time to time; (2) the provisions of the 1940 Act and the Advisers Act; (3) the statements relating to the Funds’ investment objectives, investment policies and investment restrictions as set forth in the currently effective (and as amended from time to time) registration statement of Trust under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act; (4) any applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”); and such other limitations as Trust shall communicate to Advisor in writing.

(b) Advisor shall, for all purposes herein, be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Trust or a Fund in any way or otherwise be deemed an agent of Trust or a Fund.

(c) Advisor shall, for purposes of this Agreement, have and exercise full investment discretion and authority to act as agent for the Funds in buying, selling or otherwise disposing of or managing the Funds’ investments, directly or through sub-advisers, subject to supervision by the Board.

3.  Investment Advisory Services

(a) Advisor shall provide the Funds with such investment research, advice and supervision as Advisor may from time to time consider necessary or appropriate for the proper management of the assets of each Fund, shall furnish continuously an investment program for each Fund, shall determine which securities or other investments shall be purchased, sold or exchanged and what portions of each Fund shall be held in the various securities or other investments or cash, and shall take such steps as are necessary to implement an overall investment plan for each Fund, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of securities, cash or other investments.

(b) Trust has furnished or will furnish Advisor with copies of Trust’s registration statement and Declaration of Trust, as currently in effect and agrees during the continuance of this Agreement to furnish Advisor with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Advisor will be entitled to rely on all documents furnished by Trust.

(c) Advisor shall take, on behalf of each Fund, all actions that it deems necessary to implement the investment policies of such Fund, and in particular, to place all orders for the purchase or sale of portfolio investments for the account of each Fund with brokers, dealers, futures commission merchants or banks selected by Advisor. Advisor also is authorized as the agent of Trust to give instructions to any service provider serving as custodian of the Funds as to deliveries of securities and payments of cash for the account of each Fund. In selecting brokers or dealers and placing purchase and sale orders with respect to assets of a Fund, Advisor is directed at all times to seek to obtain best execution within the policy guidelines determined by the Board and set forth in the current registration statement. Subject to this requirement and the provisions of the 1940 Act, the Advisers Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and other applicable provisions of law, Advisor may select brokers or dealers that are affiliated with Advisor or Trust.

(d) Consistent with Advisor’s obligation to provide best execution, Advisor may also take into consideration research and statistical information, wire, quotation and other services provided by brokers and dealers to Advisor. Advisor is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer, viewed in terms of either that particular transaction or Advisor’s overall responsibilities with respect to each Fund. The policies with respect to brokerage allocation, determined from time to time by the Board are those disclosed in the currently effective registration statement. Advisor will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by Advisor in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

(e) As part of carrying out its obligations to manage the investment and reinvestment of the assets of each Fund consistent with the requirements under the 1940 Act, Advisor shall:

(1)  Perform research and obtain and analyze pertinent economic, statistical, and financial data relevant to the investment policies of each Fund as set forth in Trust’s registration statement;

(2)  Consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for each Fund for review by the Board;

(3)  Seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

(4)  Take such steps as are necessary to implement any overall investment strategies approved by the Board for each Fund, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, managing investments and any other property of the Fund, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

(5)  Regularly report to the Board with respect to the performance of the Funds, the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of each Fund;

(6)  Maintain all required books, accounts, records, memoranda, instructions or authorizations with respect to the investment-related activities of the Funds;

(7)  Furnish any personnel, office space, equipment and other facilities necessary for the investment-related activities of the Funds;

(8)  Provide the Funds with such accounting or other data concerning the Funds’ investment-related activities as shall be necessary or required to prepare and to file all periodic financial reports or other documents required to be filed with the Securities and Exchange Commission and any other regulatory entity;

(9)  Assist in determining each business day the net asset value of the shares of each Fund in accordance with applicable law; and

(10)  Enter into any written investment advisory or investment sub-advisory contract with another affiliated or unaffiliated party, subject to any approvals required by Section 15 of the 1940 Act, pursuant to which such party will carry out some or all of Advisor’s responsibilities (as specified in such investment advisory or investment sub-advisory contract) listed above.

4.  General Management Services.

(a) Advisor shall manage or supervise all aspects of the Funds’ operations, including transfer agency, dividend disbursing, legal, accounting, administrative and shareholder services. These services may be provided by Advisor or by third-party service providers, such as custodians, transfer agents and fund administrators. Advisor’s general management services shall include, but not be limited to:

(1)  Supervising the performance of custodians, transfer agents, fund administrators, and other persons in any capacity deemed to be necessary to a Fund’s operations;

(2)  Furnishing or overseeing the furnishing of any personnel, office space, equipment and other facilities necessary for the non-investment-related operations of the Fund;

(3)  Calculating or monitoring the calculation of the net asset value of each Fund at such times and in such manner as specified in Trust’s current registration statement and at such other times upon which the parties hereto may from time to time agree;

(4)  Providing or overseeing the provision of customary accounting and auditing services for registered investment companies and their series, including portfolio accounting, dividend and distribution determinations, and the calculation and preparation of any financial information or schedules, for Trust and the Funds;

(5)  Preparing and filing or supervising the preparation and filing of all federal, state, and local tax returns and reports relating to each Fund;

(6)  Preparing and filing or supervising the preparation and filing of any documents required to be filed on behalf of Trust or the Funds with the Securities Exchange Commission and/or other federal, state and local authorities as may be required by applicable law, including proxy materials, registration statements and post-effective amendments thereto, shareholder reports, and Rule 24f-2 notices;

(7)  Preparing and filing or supervising the preparation and filing of notices to qualify the Funds’ shares to be offered in such states;

(8)  Maintaining or overseeing the maintenance of such non-investment activity-related books and records of the Funds as may be required by applicable law;

(9)  Providing or overseeing the organization and recordkeeping for meetings of the Board, including preparing such materials and reports and making its officers and employees available to the Board for consultation and discussions regarding the operations and management of the Funds;

(10)  Developing and implementing or overseeing the development and implementation of a program to monitor Trust’s and the Funds’ compliance with regulatory requirements and the Funds’ own limitations and public statements; and

(11)  Supervising or providing any other services necessary for the ordinary operation of Trust and the Funds.

(b)  Nothing in this Agreement shall be deemed to diminish the obligations of any agent of Trust or other person not a party to this Agreement that is obligated to provide services to the Funds.

5.  Allocation of Charges and Expenses.

(a)  Advisor. Advisor assumes the expense of and shall pay for the performance of its investment-related obligations under Section 3 of the Agreement, including the fees payable to any investment adviser or sub-adviser engaged pursuant to Section 3(e)(10) of this Agreement, and its operational oversight obligations under Section 4 of this Agreement, but Advisor does not assume any of the expense of and shall not pay for any Fund’s direct operational expenses (as detailed in Section 5(b)). Advisor shall at its own expense provide the office space, equipment and facilities that is necessary to provide the investment-related and operational oversight services described under Sections 3 and 4, respectively, of this Agreement, and shall pay all compensation of officers of Trust and all trustees of Trust who are affiliated persons of Advisor, except as otherwise specified in this Agreement.

(b)  Fund. Except as provided in Section 5(a), each Fund shall bear all of its operational expenses including, but not limited to: compensation of Advisor under this Agreement, custodian fees; transfer agent fees; pricing costs (including the daily calculation of net asset value); fund accounting fees; legal fees; expenses of shareholders’ and/or trustees’ meetings; cost of printing and mailing shareholder reports and proxy statements; maintenance of non-investment-related books and records, compliance program development and implementation costs, costs of preparing, printing and mailing registration statements and updated prospectuses to current shareholders; costs in connection with the registration or qualification of shares with federal and state securities authorities and the continued qualification of shares for sale; expenses of all audits by Trust’s independent accountants, costs of preparing and filing reports with regulatory bodies; costs of the maintenance of Trust’s fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums; the fees of any trade association of which the Funds are members; fees and expenses of trustees who are not “interested persons” (as such term is defined in the 1940 Act) of Trust (the “disinterested trustees”); brokerage commissions, dealer markups and other expenses incurred in the acquisition or disposition of any securities or other investments; costs, including the interest expense, of borrowing money; preparing and filing tax returns, the payment of any taxes; and extraordinary expenses (including extraordinary litigation expenses and extraordinary consulting expenses).

(c)  Allocation Procedures. At least annually, within [60] days of the Trust’s fiscal year end, or more frequently at the request of the Board, Advisor will submit to the Board for review and approval at the Board’s next regularly-scheduled meeting, the allocations of all charges and expenses covered by this Section 5 and the methodology and rationale therefore, including all such allocations between the Trust and Advisor and between and among the Funds.

6.  Compensation of Advisor.

(a)  For the services rendered, the facilities furnished and expenses assumed by Advisor, the Fund shall pay to Advisor at the end of each calendar month an annualized fee calculated as a percentage of the average value of the net assets each day for each Fund during that month at the annual rates set forth at Appendix A hereto.

(b)  Advisor’s fee shall be accrued daily proportionately at 1/365th (1/366th for a leap year) of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of each Fund shall be determined in the manner and on the dates set forth in the Declaration of Trust or the current registration statement of Trust and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined.

(c)  In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination.

(d)  During any period when the determination of net asset value is suspended, the net asset value of a Fund as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

7.  Limitation of Liability.

(a)  Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of Trust or any Fund, except (i) for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder, and (ii) to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

(b)  Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust and agrees that obligations assumed by Trust or each Fund pursuant to this Agreement shall be limited in all cases to Trust or that Fund and its respective assets. Advisor agrees that it shall not seek satisfaction of any such obligation from the shareholders of Trust, nor from the trustees, officers, employees or agents of Trust.

8.  Activities of Advisor.

(a)  The services of Advisor are not deemed to be exclusive, and Advisor is free to render services to others, so long as Advisor’s services under this Agreement are not impaired. It is understood that trustees, officers, employees and shareholders of Trust are or may become interested persons of Advisor, as directors, officers, employees and shareholders or otherwise, and that directors, officers, employees and shareholders of Advisor are or may become similarly interested persons of Trust, and that Advisor may become interested in Trust or the Funds as a shareholder or otherwise.

(b)  It is agreed that Advisor may use any supplemental investment research obtained for the benefit of the Funds in providing investment advice to its other investment advisory accounts. Advisor or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for Advisor or other entities advised by Advisor will be considered by and may be useful to Advisor in carrying out its obligations to the Funds.

(c)  Nothing in this Agreement shall preclude the aggregation of orders for the sale or purchase of securities or other investments by two or more Funds or by the Funds and other mutual funds, separate accounts, or other accounts (collectively, “Advisory Clients”) managed by Advisor, provided that:

(1)  Advisor’s actions with respect to the aggregation of orders for multiple Advisory Clients, including the Funds, are consistent with the then-current positions in this regard taken by the Securities and Exchange Commission or its staff through releases, “no-action” letters, or otherwise; and

(2)  Advisor’s policies with respect to the aggregation of orders for multiple Advisory Clients have been previously submitted and periodically approved by the Board of Trustees.

(d)  Neither Advisor, nor any of its directors, officers, or personnel, nor any person, firm, or corporation controlling, controlled by, or under common control with it shall act as a principal or receive any commission as agent in connection with the purchase or sale of assets for a Fund, except as may be permitted under applicable law.

9.  Books and Records.

(a)  Advisor hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 and Rule 2a-7 under the 1940 Act, all records that are required to be maintained by Trust pursuant to the requirements of Rule 31a-1 and Rule 2a-7 of the 1940 Act.

(b)  Advisor agrees that all books and records which it maintains for Trust are the property of Trust and further agrees to surrender promptly to Trust any such books, records or information upon Trust’s request. All such books and records shall be made available, within five business days of a written request, to Trust’s accountants or independent registered public accounting firm during regular business hours at Advisor’s offices. Trust or its authorized representative shall have the right to copy any records in the possession of Advisor that pertain to Trust or the Funds. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Trust free from any claim or assertion of rights by Advisor.

(c)  Advisor further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if Trust has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

10.  Duration and Termination of this Agreement.

(a)  This Agreement shall not become effective with respect to a Fund unless and until it is approved by the Board, including a majority of trustees who are not parties to this Agreement or interested persons of any such party, and by the vote of a majority of the outstanding voting shares of such Fund. This Agreement shall come into full force and effect on the date that it is so approved, provided that it shall not become effective as to any subsequently created Fund until it has been approved by the Board specifically for such Fund. As to each Fund, the Agreement shall continue in effect for two years from the date on which it becomes effective and shall thereafter continue in effect from year to year so long as such continuance is specifically approved for such Fund at least annually by: (i) the Board, or by the vote of a majority of the outstanding voting shares of such Fund; and (ii) a majority of those trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(b)  This Agreement may be terminated at any time as to any Fund or to all Funds, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting shares of the applicable Fund, or by Advisor, on 60 days’ written notice to the other party. If this Agreement is terminated only with respect to one or more, but less than all, of the Funds, or if a different investment adviser is appointed with respect to a new Fund, the Agreement shall remain in effect with respect to the remaining Fund(s).

(c)  This Agreement shall automatically terminate in the event of its assignment.

11.  Amendments of this Agreement. This Agreement may be amended as to each Fund only in accordance with the provisions of the 1940 Act.

12.  Definitions of Certain Terms. The terms “assignment,” “affiliated person,” “interested person,” and “majority of the outstanding voting shares” when used in this Agreement, shall have the respective meanings specified in the 1940 Act.

13.  Governing Law. This Agreement shall be construed in accordance with laws of the State of New York, and applicable provisions of the 1940 Act, the Advisers Act, and the 1934 Act.

14.  Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15.  Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall be deemed one instrument.

16.  Notices. All notices and other communications provided for hereunder shall be in writing and shall be delivered by hand or mailed first class, postage prepaid, addressed as follows:

(a)	If to Trust or the Funds — TIAA-CREF Institutional Mutual Funds 730 Third Avenue New York, New York 10017-3206 Attention: [ ]

(b)	If to Advisor — Teachers Advisors, Inc. 730 Third Avenue New York, New York 10017-3206 Attention: Scott Evans

or to such other address as Trust or Advisor shall designate by written notice to the other.

17.  Miscellaneous. Captions in this Agreement are included for convenience or reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, Trust and Advisor have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers on the day and year first above written.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

By:                               Attest:
Title:                            Title:

TEACHERS ADVISORS, INC.

By:                               Attest:
Title:                            Title:

APPENDIX A

International Equity Fund
Real Estate Securities Fund

Assets Under Management (Billions)	Fee Rate (average daily net assets)
$0.0 – $1.0	0.50%
Over $1.0 – $2.5	0.48%
Over $2.5 – $4.0	0.46%
Over $4.0	0.44%

Growth & Income Fund
Large-Cap Value Fund

Assets Under Management (Billions)	Fee Rate (average daily net assets)
$0.0 – $1.0	0.45%
Over $1.0 – $2.5	0.43%
Over $2.5 – $4.0	0.41%
Over $4.0	0.39%

Mid-Cap Growth Fund
Mid-Cap Value Fund
Small-Cap Equity Fund

Assets Under Management (Billions)	Fee Rate (average daily net assets)
$0.0 – $0.5	0.48%
Over $0.5 – $0.75	0.46%
Over $0.75 – $1.00	0.44%
Over $1.0	0.42%

High-Yield Bond Fund

Assets Under Management (Billions)	Fee Rate (average daily net assets)
$0.0 – $1.0	0.35%
Over $1.0 – $2.5	0.34%
Over $2.5 – $4.0	0.33%
Over $4.0	0.32%

Bond Fund
Bond Plus Fund
Inflation-Linked Bond Fund
Tax-Exempt Bond Fund

Assets Under Management (Billions)	Fee Rate (average daily net assets)
$0.0 – $1.0	0.30%
Over $1.0 – $2.5	0.29%
Over $2.5 – $4.0	0.28%
Over $4.0	0.27%

Short-Term Bond Fund

Assets Under Management (Billions)	Fee Rate (average daily net assets)
$0.0 – $1.0	0.25%
Over $1.0 – $2.5	0.24%
Over $2.5 – $4.0	0.23%
Over $4.0	0.22%

Large-Cap Growth Index Fund
Large-Cap Value Index Fund
Equity Index Fund
S&P 500 Index Fund
Mid-Cap Growth Index Fund
Mid-Cap Value Index Fund
Mid-Cap Blend Index Fund
Small-Cap Growth Index Fund
Small-Cap Value Index Fund
Small-Cap Blend Index Fund
International Equity Index Fund

Assets Under Management (Billions)	Fee Rate (average daily net assets)
All Assets	0.04%

Social Choice Equity Fund

Assets Under Management (Billions)	Fee Rate (average daily net assets)
All Assets	0.15%

Managed Allocation Fund

Assets Under Management (Billions)	Fee Rate (average daily net assets)
All Assets	0.00%

Money Market Fund

Assets Under Management (Billions)	Fee Rate (average daily net assets)
All Assets	0.10%

Lifecycle Fund — 2010 Fund
Lifecycle Fund — 2015 Fund
Lifecycle Fund — 2020 Fund
Lifecycle Fund — 2025 Fund
Lifecycle Fund — 2030 Fund
Lifecycle Fund — 2035 Fund
Lifecycle Fund — 2040 Fund

Assets Under Management (Billions)	Fee Rate (average daily net assets)
All Assets	0.10%

EXHIBIT B

Information Regarding Directors and Principal Officer
of the Advisor

Name and Address	Position with the Advisor	Principal Occupation
Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206	Director, President and Chief Executive Officer
Director Executive Vice President and Chief Investment Officer of TIAA and the TIAA-CREF Funds; President and Chief Executive Officer of Investment Management and Advisors; and Director of TIAA-CREF Life.

Erwin W. Martens TIAA-CREF 730 Third Avenue New York, NY 10017-3206	Director	Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Funds; Director of Services, TPIS, Tuition Financing and TIAA-CREF Life; and Manager of Investment Management

Russell Noles TIAA-CREF 730 Third Avenue New York, NY 10017-3206	Director
Vice President and Acting Chief Financial Officer of TIAA and the TIAA-CREF Funds; Vice President of Advisors, TPIS, Tuition Financing and Investment Management and Services; Director of TPIS, Tuition Financing; and Manager of Investment Management and Services.

B-1

EXHIBIT C

Information on Comparable Funds Advised by the Advisor

Name of Fund	Net Assets[1]	Rate of Compensation2 3	Waivers or Reimbursements
TIAA-CREF Life Funds Growth & Income Fund	$46,687,734	0.23%	None
TIAA-CREF Life Funds International Equity Fund	$54,356,079	0.29%	None
TIAA-CREF Life Funds Large-Cap Value Fund	$44,669,334	0.24%	None
TIAA-CREF Life Funds Small-Cap Equity Fund	$45,514,066	0.10%	None
TIAA-CREF Life Funds Real Estate Securities Fund	$64,171,802	0.25%	None
TIAA-CREF Life Funds Stock Index Fund	$142,898,809	0.06%	None
TIAA-CREF Life Funds Social Choice Equity Fund	$27,829,820	0.07%	None
TIAA-CREF Life Funds Bond Fund	$62,120,852	0.10%	None
TIAA-CREF Life Funds Money Market Fund	$31,359,347	0.06%	None
TIAA-CREF Mutual Funds International Equity Fund	$357,215,755	0.49%	None
TIAA-CREF Mutual Funds Growth & Income Fund	$512,843,301	0.43%	None
TIAA-CREF Mutual Funds Social Choice Equity Fund	$131,929,828	0.27%	None
TIAA-CREF Mutual Funds Equity Index Fund	$350,281,375	0.26%	None
TIAA-CREF Mutual Funds Money Market Fund	$601,850,550	0.29%	None
TIAA-CREF Mutual Funds Bond Plus Fund	$475,639,913	0.30%	None
TIAA Separate Account VA-1	$895,287,922	0.30%	Waived down to 0.07%

[1]	As of September 30, 2005.

[2]	As a percentage of average daily net assets.

[3]	The fees paid to the Advisor by the Funds in this chart are unitary fees and include expenses other than management fees.

C-1

EXHIBIT D

Advisor’s Caps on “Other Expenses” for Retirement and Institutional Class Shares

	Institutional Class	Retirement Class
International Equity Fund	0.10%	0.30%
Large-Cap Value Fund	0.05%	0.30%
Small-Cap Equity Fund	0.07%	0.30%
Social Choice Equity Fund	0.05%	0.33%
Real Estate Securities Fund	0.05%	0.31%
Bond Fund	0.05%	—
Inflation-Linked Bond Fund	0.05%	—
Money Market Fund	0.05%	—

Advisor’s Caps on “Total Expenses” for Retail Class Shares

Retail Class
Large-Cap Value Fund	0.80%
Small-Cap Equity Fund	0.85%
Real Estate Securities Fund	0.90%
Inflation-Linked Bond Fund	0.50%

D-1

EXHIBIT E

Service Agreement Payments
(for the 12 months ended September 30, 2005)

[TO BE UPDATED]

Fund/Class		Current Fees	Pro Forma Fees[1]	% Decrease
International Equity Fund	— Institutional Class
International Equity Fund	— Retirement Class
Large-Cap Value Fund	— Institutional Class
Large-Cap Value Fund	— Retirement Class
Large-Cap Value Fund	— Retail Class
Small-Cap Equity Fund	— Institutional Class
Small-Cap Equity Fund	— Retirement Class
Small-Cap Equity Fund	— Retail Class
Social Choice Equity Fund	— Institutional Class
Social Choice Equity Fund	— Retirement Class
Real Estate Securities Fund	— Institutional Class
Real Estate Securities Fund	— Retirement Class
Real Estate Securities Fund	— Retail Class
Bond Fund	— Institutional Class
Inflation-Linked Bond Fund	— Institutional Class
Inflation-Linked Bond Fund	— Retail Class
Money Market Fund	— Institutional Class

[1]	Since a new Retirement Class Service Agreement would replace the current Service Agreement if the new investment management arrangements are approved, this column reflects pro forma payments by the Retirement Class only, since the Institutional Class and Retail Class would no longer be subject to a Service Agreement.

[2]	No service agreement payments would be made on a pro forma basis for these Funds because these Funds do not currently offer Retirement Class shares.

E-1

EXHIBIT F

The Trustees considered the following specific factors (among others) during their determination to approve the new investment management agreement for each Fund listed below. Note that for purposes of this discussion, if a Fund is in the “first” quintile, it is in the best of five groups (i.e., the group has the best performance, or the lowest expenses, as the case may be).

Large-Cap Value Fund

•	The Fund’s new management fees would be in the first quintile of its Expense Universe (ranking 14 out of 96 funds).

•	The Fund outperformed its benchmark for the one-year and since inception periods ended 12/31/04.

•	For the one-year period ended 12/31/04, the Fund was in the first quintile of its Performance Universe (ranking 20 out of 470 funds). (The Fund has not been in operation for three years.)

•	The Advisor earned a modest profit on the Fund for the one-year period ended 12/31/04.

Small-Cap Equity Fund

•	The Fund’s new management fees would be in the first quintile of its Expense Universe (ranking 5 out of 115 funds).

•	For the one-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 198 out of 560 funds). (The Fund has not been in operation for three years.)

•	The Fund outperformed its benchmark for the one-year and since inception periods ended 12/31/04.

•	The Advisor earned a modest profit on the Fund for the one-year period ended 12/31/04.

Social Choice Equity Fund

•	The Fund’s new management fees would be in the first quintile of its Expense Universe (ranking 3 out of 93 funds).

•	The Fund outperformed its benchmark for the one-, three- and five-year periods ended 12/31/04, underperformed its benchmark since inception through 12/31/04.

•	For the one-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 229 out of 697 funds).

•	For the three- and five-year periods ended 12/31/04, the Fund was in the third quintile of its Performance Universe (ranking 203 out of 501 funds and 202 out of 338 funds, respectively).

•	The Fund received an Overall Morningstar Rating of three stars for the period ended 12/31/04.

•	The Advisor had a net loss on the Fund for the one-year period ended 12/31/04.

Real Estate Securities Fund

•	The Fund’s new management fees would be in the first quintile of its Expense Universe (ranking 8 out of 40 funds).

•	The Fund slightly underperformed its benchmark for the one-year period and outperformed its benchmark in the three-year period.

•	For the one-year period ended 12/31/04, the Fund was in the third quintile of its Performance Universe (ranking 88 out of 211 funds). (The Fund has not been in operation for three years.)

•	The Advisor had a net loss on the Fund for the one-year period ended 12/31/04.

International Equity Fund

•	The Fund’s new management fees would be in the first quintile of its Expense Universe (ranking 14 out of 155 funds).

•	The Fund underperformed its benchmark for the one- and five-year periods, and outperformed its benchmark for the three-year and since inception periods.

•	For the one-year period ended 12/31/04, the Fund was in the third quintile of its Performance Universe (ranking 151 out of 263 funds).

•	For the three-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe. (ranking 58 out of 226 funds)

•	For the five-year period ended 12/31/04, the Fund was in the fourth quintile of its Performance Universe. (ranking 101 out of 162 funds)

•	The Fund received an Overall Morningstar Rating of three stars for the period ended 12/31/04.

•	The Advisor had a net loss on the Fund for the one-year period ended 12/31/04.

Inflation-Linked Bond Fund

•	The Fund’s new management fees would be in the third quintile of its Expense Universe (ranking 6 out of 10 funds).

•	The Fund slightly underperformed its benchmark for the one-year and since inception periods.

•	For the one-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 12 out of 54 funds). (The Fund has not been in operation for three years.)

•	The Advisor had a net loss on the Fund for the one-year period ended 12/31/04.

Bond Fund

•	The Fund’s new management fees would be in the first quintile of its Expense Universe (ranking 24 out of 121 funds).

•	The Fund slightly underperformed its benchmark for the one-year period and outperformed its benchmark in the three-year, five-year and since inception periods.

•	For the one-year period ended 12/31/04, the Fund was in the second quintile of its Performance Universe (ranking 149 out of 458 funds).

•	For the three- and five-year periods ended 12/31/04, the Fund was in the first quintile of its Performance Universe (ranking 64 out of 379 funds and 46 out of 268 funds).

•	The Fund received an Overall Morningstar Rating of four stars for the period ended 12/31/04.

•	The Advisor had a net loss on the Fund for the one-year period ended 12/31/04.

Money Market Fund

•	The Fund’s new management fees would be in the first quintile of its Expense Universe (ranking 12 of 249 funds).

•	The Fund outperformed its benchmark for the one-year, three-year, five-year and since inception periods.

•	For the one, three- and five-year periods ended 12/31/04, the Fund was in the first quintile of its Performance Universe (ranking 14 out of 295 funds; 31 out of 254 funds; and 37 out of 197 funds, respectively).

•	The Advisor had a net loss on the Fund for the one-year period ended 12/31/04.

EXHIBIT G

Principal Holders of Fund Shares

The following is a list of all shareholders known by Institutional Funds to own of record or beneficially 5% or more of any class of any of the Funds, as of September 30, 2005:

[CHART TO COME]

G-1

Notes

Notes

Notes

Retail IMF	A11032 (07/05)

TIAA CREF
FINANCIAL SERVICES FOR THE GREATER GOOD℠
P.O. BOX 9132
HINGHAM, MA 02043-9132

EzVote℠ Consolidated Proxy Card

This form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the reverse side of the form.

999 999 999 999 99 ←

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS PROXY

SOLICITED BY THE BOARD OF TRUSTEES

By signing this form, I authorize Willard T. Carleton, E. Laverne Jones, and Maceo K. Sloan, singly or together, with power of substitution in each, to represent me and cast my vote at the TIAA-CREF Institutional Mutual Funds' special meeting to be held on January 10, 2006 at 4:00 p.m. at 730 Third Avenue, New York, New York, and any adjournment or postponement thereof. They will vote as I instruct. *If no directions are given, or if the instructions are contradictory, the proxies will vote FOR the approval of a new investment management agreement.*

Date ________________ , 2006

Signature *(Sign in the Box)*

When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate your full name and title.

IMF EZ - jl

▼ **IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS** ▼

THREE EASY WAYS TO VOTE YOUR PROXY.

To vote by Telephone

1) Read the Proxy Statement and have the Consolidated Proxy Card at hand.
2) Call **1-888-221-0697**.
3) Follow the recorded instructions.

To vote by Internet

1) Read the Proxy Statement and have the Consolidated Proxy Card at hand.
2) Go to Website **www.proxyweb.com/TIAA-CREF**.
3) Follow the on-screen instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the reverse side.
3) Sign and date the Proxy card.
4) Return the Proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

STOP

IF YOU HAVE VOTED THE CONSOLIDATED PROXY CARD ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS ON THE REVERSE SIDE AND ANY ACCOMPANYING PAGES.

INDIVIDUAL BALLOTS

On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your accounts. If you would wish to vote each of these accounts separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.

NOTE: If you choose to vote each account separately, do not return the Consolidated Proxy Card above.

Date ________________ , 2006

Signature *(Sign in the Box)*

When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate your full name and title.

IMF IND - jl

ezVote℠ Consolidated Proxy Card

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

Unless you have voted by Internet or telephone, please sign and date this ballot on the reverse side and return it in the enclosed postage-paid envelope to MIS, TIAA-CREF's tabulator, at 60 Research Road, Hingham, MA 02043. MIS has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot. If you vote by Internet or phone, your vote authorizes the proxies named on the front of your proxy card to cast your votes in the same manner as if you marked, signed, and returned your card. All votes cast by Internet, phone, or proxy card must be received by 4:00 p.m. (eastern time) on January 9, 2006. If you vote via the Internet or phone, please do NOT mail back your proxy card.

The Board of Trustees Recommends a Vote FOR the proposal.

	FOR	AGAINST	ABSTAIN
1. To approve a new investment management agreement between the Funds and Teachers Advisors, Inc.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

IMF EZ - jl

▼ **IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS** ▼

INDIVIDUAL BALLOTS
NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030

999 999 999 999 99 ←

FUND NAME PRINTS HERE

	FOR	AGAINST	ABSTAIN
1. To approve a new investment management agreement between the Funds and Teachers Advisors, Inc.	☐	☐	☐

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030

999 999 999 999 99 ←

FUND NAME PRINTS HERE

	FOR	AGAINST	ABSTAIN
1. To approve a new investment management agreement between the Funds and Teachers Advisors, Inc.	☐	☐	☐

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030

999 999 999 999 99 ←

FUND NAME PRINTS HERE

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030

999 999 999 999 99 ←

FUND NAME PRINTS HERE

IMF IND - jl

TIAA CREF
FINANCIAL SERVICES FOR THE GREATER GOOD℠
P.O. BOX 9132
HINGHAM, MA 02043-9132

999 999 999 999 99 ←

THREE EASY WAYS TO VOTE YOUR PROXY.

To vote by Telephone	To vote by Internet	To vote by Mail
1) Read the Proxy Statement and have this Proxy card at hand. 2) Call **1-888-221-0697.** 3) Follow the recorded instructions.	1) Read the Proxy Statement and have this Proxy card at hand. 2) Go to Website **www.proxyweb.com/TIAA-CREF** 3) Follow the on-screen instructions.	1) Read the Proxy Statement. 2) Check the appropriate box on the reverse side. 3) Sign and date the Proxy card. 4) Return the Proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

FUND NAME PRINTS HERE

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS PROXY

SOLICITED BY THE BOARD OF TRUSTEES

By signing this form, I authorize Willard T. Carleton, E. Laverne Jones, and Maceo K. Sloan, singly or together, with power of substitution in each, to represent me and cast my vote at the TIAA-CREF Institutional Mutual Funds' special meeting to be held on January 10, 2006 at 4:00 p.m. at 730 Third Avenue, New York, New York, and any adjournment or postponement thereof. They will vote as I instruct. *If no directions are given, or if the instructions are contradictory, the proxies will vote FOR the approval of a new investment management agreement.*

Date ______________________, 2006

Signature *(Sign in the Box)*

When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate your full name and title.

imf - jl

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

Unless you have voted by Internet or telephone, please sign and date this ballot on the reverse side and return it in the enclosed postage-paid envelope to MIS, TIAA-CREF's tabulator, at 60 Research Road, Hingham, MA 02043. MIS has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot. If you vote by Internet or phone, your vote authorizes the proxies named on the front of your proxy card to cast your votes in the same manner as if you marked, signed, and returned your card. All votes cast by Internet, phone, or proxy card must be received by 4:00 p.m. (eastern time) on January 9, 2006. If you vote via the Internet or phone, please do NOT mail back your proxy card.

The Board of Trustees Recommends a Vote FOR the proposal.

	FOR	AGAINST	ABSTAIN
3. To approve a new investment management agreement between the Funds and Teachers Advisors, Inc.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

imf - jl